Federated Clover Small Value Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER VSFAX)
CLASS C SHARES (TICKER VSFCX)
CLASS R SHARES (TICKER VSFRX)
INSTITUTIONAL SHARES (TICKER VSFIX)
CLASS R6 SHARES (TICKER VSFSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED NOVEMBER 30, 2019
The Board of Trustees of Federated Equity Funds, on behalf of Federated Clover Small Value Fund (the “Fund”), has approved the replacement of Federated Global Investment Management Corp. (“Fed Global”) with Federated Equity Management Company of Pennsylvania (FEMCOPA) as Adviser to the Fund, effective March 31, 2020. Fed Global and FEMCOPA are affiliated and each is a wholly-owned investment adviser subsidiary of Federated Hermes, Inc. Mr. Stephen K. Gutch, as an employee of FEMCOPA, will continue to serve in his current capacity as portfolio manager to the Fund, and there will be no changes to the Fund's fees and expenses.
Under the section entitled “Fund Summary Information,” in order to reflect the Fund's Adviser and to update Mr. Gutch's biographical information, please replace the sub-section entitled “Fund Management” in its entirety with the following:
“The Fund's Investment Adviser is Federated Equity Management Company of Pennsylvania.
Stephen K. Gutch, CFA, Senior Portfolio Manager, has continuously managed the Fund and its predecessor since January of 2006.”
February 18, 2020
Federated Clover Small Value Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454982 (2/20)
© 2020 Federated Hermes, Inc.